UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant [  ]

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[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUPPLEMENT TO PROXY STATEMENT
FOR FISCAL 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 13, 2012

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This Supplement is being mailed on or about December 23, 2011, to the stockholders of record of Comtech Telecommunications Corp. (“Comtech,” the “Company,” “we,” “us” or “our”), as of the close of business on November 21, 2011. The information contained herein supplements, and should be read in conjunction with, the proxy statement of the Company dated November 23, 2011 (the “Proxy Statement”), which was previously mailed to you on or about November 23, 2011, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the Fiscal 2011 Annual Meeting of Stockholders of Comtech (the “Annual Meeting”) to be held on January 13, 2012 at 68 South Service Road, Lower Level Auditorium, Melville, New York, beginning at 10:30 a.m., local time. Except as described below, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

The purpose of this Supplement is to modify Proposal 8, which proposes an amendment to our By-Laws (the “Advance Notice By-Law Amendment”) that would require a stockholder who proposes a matter for a vote at an annual meeting of stockholders (other than the election of a candidate to our Board of Directors) to provide to the Company advance notice (“Advance Notice”) of his, her or its intention to do so in the same manner that our By-Laws currently require with respect to stockholder nominations for the election of directors.

Based on further consideration of Proposal 8 after the Proxy Statement was mailed to you, the Board has determined that the deadline for submitting Advance Notices can be closer to the annual meeting date and still allow sufficient time for regulatory and stockholder review of the proposals contained in Advance Notices.  Accordingly, the Board has determined to modify Proposal 8 to provide that the deadline for Advance Notices shall be 60 days (rather than 90 days as set forth in the Proxy Statement) prior to the anniversary of the immediately preceding annual meeting date (or, if the meeting is not held within 30 days before or after such anniversary date, then 60 days prior to such meeting date).

The Board continues to believe that a period of 30 days is an appropriate window for submitting Advance Notices. Hence, in connection with the forgoing modification of the deadline for Advance Notices, the Board has determined to modify Proposal 8 to provide that the earliest date for submitting Advance Notices is 90 days (rather than 120 days as set forth in the Proxy Statement) prior to the anniversary of the immediately preceding annual meeting date (or, if the meeting is not held within 30 days before or after such anniversary date, then 90 days prior to such meeting date). The full text of the proposed Advance Notice By-Law, as modified, is attached hereto as Annex A.

The Board believes that the approval of the Advance Notice By-Law Amendment set forth as Proposal 8 in the Proxy Statement, and as modified in this Supplement, is in the best interests of Comtech and its stockholders and therefore recommends that stockholders vote “FOR” approval of Proposal 8.

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In light of the supplemental information contained herein, the Company’s stockholders are being given the opportunity to change their vote, if they so desire. Another proxy card is enclosed for your convenience. If you have already voted and you now wish to change your vote in view of the information contained herein, please sign, date and return the enclosed proxy card promptly, or submit your proxy by telephone or by Internet. You may also change your vote by voting in person at the Annual Meeting, delivering a written notice of revocation dated after the date of your initial proxy to Comtech’s Corporate Secretary or delivering another proxy dated after the previous proxy. If your shares are held in “street name” by your bank, brokerage firm or other nominee, and if you have already provided instructions to your nominee but wish to change those instructions, you should provide new instructions following the procedures provided by your nominee. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked, unless you specifically so request. Shares of the Company’s Common Stock represented by unrevoked proxies will be voted in accordance with the choice or instructions specified on the proxy. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them as set forth in the Proxy Statement, including “FOR” approval of Proposal 8.

IF YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY FURTHER ACTION.  Only your latest-dated validly executed proxy will count.

IF YOU HAVE NOT YET VOTED, PLEASE PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, BY INTERNET OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.   YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF IRA S. KAPLAN AND STANTON D. SLOANE TO OUR BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4, 6, 7 AND 8 AND IN FAVOR OF “ONE YEAR” ON PROPOSAL 5.

Any written revocation of a proxy should be addressed to Comtech Telecommunications Corp. Attention: Corporate Secretary, 68 South Service Road, Suite 230, Melville, New York 11747. All other communications in connection with the Proxy Statement and any requests for additional copies of this Supplement or the Proxy Statement or the proxy card should be addressed to our proxy solicitor at:

Innisfree M&A Incorporated
Shareholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

or us at:

Comtech Telecommunications Corp.
68 South Service Road, Suite 230,
Melville, New York 11747
Telephone: (631) 962-7000
Attn: Investor Relations

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY PROXY TO ENSURE YOUR VOTE IS COUNTED.

December 23, 2011

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ANNEX A

The Text of New Article II, Section 9 of the By-Laws of Comtech Telecommunications Corp.

Section 9. Notice of Business. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 9, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 9. For business to be properly brought before an annual meeting by a stockholder pursuant to this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be  timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not fewer than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders; provided, however, that in the event the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not earlier than 90 days prior to such annual meeting and not later than 60 days prior to such annual meeting.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

(a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment);

(b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person;

(c) (i) the class and number of shares of the Corporation which are held of record or are beneficially owned by such stockholder and by any Stockholder Associated Person with respect to the Corporation’s securities, (ii) a description of any agreement, arrangement or understanding with respect to the business between or among such stockholder and any Stockholder Associated Person and (iii) any derivative positions held of record or beneficially owned by such stockholder and by any Stockholder Associated Person and whether and the extent to which any hedging or other  transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, mitigate loss to, or manage risk or benefit of share price changes for, such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities; and

(d) the reasons for conducting such business at the meeting and any material interest of the stockholder or any Stockholder Associated Person in such business.

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If the Board of Directors shall determine, based on the facts, that business was not properly brought before the meeting in accordance with the foregoing procedures, the Chairman of the meeting shall so declare to the meeting and such business shall be disregarded.  The foregoing notice requirements of this Section 9 shall be deemed satisfied by a stockholder with respect to business brought before an annual meeting if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.

Notwithstanding the foregoing provisions of this Section 9, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to propose business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 9; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to business to be considered pursuant to this Section 9, and compliance with Section 9 shall be the exclusive means for a stockholder to submit business (other than, as provided herein, business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time).  Nothing in this Section 9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act.

“Stockholder Associated Person” of any stockholder means (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (C) any person controlling, controlled by or under common control with such Stockholder Associated Person.

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